HT Insight Funds, Inc. d/b/a/ Harris Insight Funds
                     Supplement dated September 23, 1999 to
              Statement of Additional Information dated May 3, 1999

The following paragraph is to be inserted as the last paragraph under the section entitled "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION":

                  For an additional administrative fee, a shareholder may participate in the College In-Sight(sm) Program. Through the program, a participating private college or university reduces the undergraduate tuition for a student, designated by the shareholder, in an amount based on the shareholder's average account balance during the time the shareholder participates in the Program. Participation in the Program may begin anytime before a designated student graduates from high school. However, no tuition reduction rewards can be earned after June 30th of the student's high school graduation year. Program details and an application are available from the Funds at the address or telephone number given above.